SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2004

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                       0-12385                58-0687630
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(State or other Jurisdiction of       (Commission File         (IRS Employer
 Incorporation or Organization)            Number)           Identification No.)

      309 E. Paces Ferry Road, N.E.
            Atlanta, Georgia                         30305-2377
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(Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired:

      None.

(b)   Pro Forma Financial Information:

      None.

(c)   Exhibits:

Exhibit No.                           Description
-----------                           -----------

  99.1 Aaron Rents, Inc. press release dated April 26, 2004, announcing the Company's financial results for the first quarter of 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 26, 2004, Aaron Rents, Inc. (the "Company") issued a press release to announce its financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

      On April 27, 2004 the Company held a conference call to discuss the results of the quarter with investors and analysts. During the course of this call, management disclosed that earnings before income taxes for the Company's rent-to-rent business segment were approximately $2.6 million for the quarter ended March 31, 2004, and that this represented an increase of over 20% from the quarter ended March 31, 2003. Management attributed this increase to an improving economy and actions taken by the Company to win competitors' customers. Finally, management disclosed that the internal goal for the rent-to-rent segment's earnings before income taxes is $8 million for 2004.

      The press release presents the Company's systemwide revenues, along with the most directly comparable financial measure calculated and presented in accordance with GAAP, which the Company determined to be Company revenues, and a reconciliation of Company revenues to systemwide revenues. Comparable information is given for the Company's Aaron's Sales & Lease Ownership division. Non-GAAP systemwide revenues is calculated by adding Company or division revenues determined in accordance with GAAP to the revenues of the Company's franchisees and subtracting the Company's royalty revenues. Franchisee revenues, however, are not revenues of Aaron Rents, Inc.

      Management believes that presentation of non-GAAP financial measures such as systemwide revenues is useful because it allows investors and management to evaluate and

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compare  the  overall  growth and  penetration  of the  Aaron's  brand in a more meaningful manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures, however, should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. Because systemwide revenues is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, systemwide revenues as used in the press release may not be comparable to other similarly titled measures used by other companies.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

      The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AARON RENTS, INC.

                                        By: /s/ Gilbert L. Danielson
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                                            Gilbert L. Danielson
                                            Executive Vice President,
Date: May 3, 2004                           Chief Financial Officer